UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2018

ZENERGY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-55771	20-8881686
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Windrose Ave, #G300

Plano, TX 75024

(Address of principal executive offices) (zip code)

(469) 228-1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 3, 2018, Zenergy Power & Gas, Inc. (“ZP&G”), a Texas corporation formerly known as Zen Energy Inc., and a wholly-owned subsidiary of Zenergy Brands, Inc., a Nevada corporation (the “Company”) consummated the purchase of 87.37% of the issued and outstanding equity interests (the “Purchased Interests”) of Enertrade Electric, LLC, a Texas limited liability company (“Enertrade”), from Luccirelli & Gomez, LLC (“L&G”) and TCN Holdings, LLC (“TCN” and together with L&G, collectively, the “Sellers”), pursuant to the terms and conditions of that certain Equity Interest Purchase Agreement, dated January 20, 2017, by and among ZP&G, Enertrade, the Sellers, and Genaro Gomez Castanares and Donnie Goodwin (the “Principals”), the principals of the Sellers (as amended by that certain First Amendment to Equity Interest Purchase Agreement dated March 20, 2017 and as further amended by that certain Second Amendment to Equity Interest Purchase Agreement dated October 31, 2017, collectively, the “Purchase Agreement”). ZP&G, Enertrade, the Sellers and the Principals are referred to collectively as the “Parties”.

The aggregate consideration paid by ZP&G for the Purchased Interests was $1,650,000 as adjusted for Enertrade’s closing date working capital, indebtedness and unpaid transaction costs, and consisted of (i) cash consideration of $500,000 which was paid at the closing and (ii) the delivery at the closing of an interest free promissory note in favor of the Sellers (the “Note”) with an original principal amount of $1,150,000. The principal amount of the Note was subject to reduction to the extent that the estimated closing date adjustments exceeded $500,000 and the other adjustments set forth thereunder. The Note is payable in two installments, $650,000 (or 100% of the then outstanding principal balance, if less) is due and payable on July 2, 2018 and the remaining principal balance (subject to adjustments under the Note) is due on November 2, 2018. The Note was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and was offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) or other appropriate exemptions promulgated under the Securities Act.

The Purchase Agreement contains customary representations, warranties and covenants made solely for the benefit of the Parties to the Purchase Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Parties and as of the specific date (or dates) set forth therein and may be subject to important qualifications and limitations agreed to by the Parties in connection with the negotiated terms. Moreover, some of those representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors or may have been used for purposes of allocating risk among the Parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants in the Purchase Agreement or any description thereof as characterizations of the actual state of facts of the Sellers, ZP&G, Enertrade or any of their respective subsidiaries or affiliates.

Subject to certain exceptions and limitations (i) ZP&G agreed to indemnify the Sellers and the Principals against any losses from breaches of the representations, warranties and covenants of ZP&G and claims for brokers and finders fees incurred as a result of the Purchase Agreement and (ii) the Sellers and Principals agreed to indemnify ZP&G against any losses for breaches of the representations, warranties and covenants of the Principals and Sellers, any liabilities for taxes and any closing date indebtedness or transaction costs. The representations and warranties generally survive the closing for 18 months, other than the representations of the Sellers with respect to due organization, authority, consent and approval, capitalization and no other representation and warranties, which survive the closing indefinitely and the representations of the Sellers with respect to employee benefit plans, taxes and anti-corruption and trade controls, which survive the closing for 30 days past the applicable statute of limitations. Except for fraud claims and tax matters indemnification is the exclusive remedy for breaches of the representations, warranties and covenants under the Purchase Agreement.

The foregoing information is a summary of the Purchaser Agreement (including the amendments thereto) and the Note involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 2.1, 2.2, 2.3 and 4.1 to this Current Report on Form 8-K. Readers should review such agreements for a complete understanding of the terms and conditions associated with the acquisition of the Purchased Interests and the other transactions contemplated by the Purchase Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information reported above under Item 2.01 of this Current Report on Form 8-K regarding the Note is incorporated herein by reference.

Item 8.01. Other Events.

On April 9, the Company issued a press release announcing the acquisition of the Purchased Interests. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

2.1	Equity Interest Purchase Agreement, dated as of January 20, 2017, by and among Zen Energy, Inc., Luccirelli & Gomez, LLC, TCN Holdings, LLC, Genaro Gomez Castanares and Donnie Goodwin.*

2.2	First Amendment to Equity Interest Purchase Agreement, dated as of March 20, 2017, by and among Zen Energy, Inc., Luccirelli & Gomez, LLC, TCN Holdings, LLC, Genaro Gomez Castanares and Donnie Goodwin.

2.3	Second Amendment to Equity Interest Purchase Agreement, dated as of October 31, 2017, by and among Zen Energy, Inc., Luccirelli & Gomez, LLC, TCN Holdings, LLC, Genaro Gomez Castanares and Donnie Goodwin.

4.1	Convertible Promissory Note, dated April 3, 2018, issued to Luccirelle & Gomez LLC and TCN Holdings, LLC

99.1	Press Release, dated April 9, 2018

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENERGY BRANDS, INC.

Dated: April 9, 2018	By:	/s/ Alex Rodriguez
Alex Rodriguez
President and Chief Executive Officer